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Exhibit 10.108b

SCHEDULE 3.06
to 364-Day
Credit Agreement

DISCLOSED MATTERS

None.

SCHEDULE 3.13
to 364-Day
Credit Agreement

MATERIAL SUBSIDIARIES

Name	Jurisdiction of Incorporation	CFC Ownership Interest
Countrywide Home Loans, Inc.	New York	100%
Countrywide Home Loans Servicing LP	Texas	Indirect(1)
Balboa Insurance Company	California	Indirect(2)
Countrywide Bank, FSB	United States	Indirect(3)
Countrywide Securities Corporation	California	Indirect(4)

(1)
Countrywide LP, Inc. owns 99.9% and Countrywide GP, Inc. owns 0.1% of Countrywide Home Loans Servicing LP. CHL owns 100% of Countrywide LP, Inc. and 100% of Countrywide GP, Inc. CFC owns 100% of CHL.

(2)
Balboa Insurance Group, Inc. ("BIG") owns 100% of Balboa Insurance Company. CFC owns 100% of BIG.

(3)
Countrywide Financial Holding Company, Inc. ("CFHC") owns 100% of Effinity Financial Corporation, which owns 100% of Countrywide Bank, FSB. CFC owns 100% of CFHC.

(4)
Countrywide Capital Markets, Inc. ("CCM") owns 100% of Countrywide Securities Corporation. CFC owns 100% of CCM.

SCHEDULE 6.02
to 364-Day
Credit Agreement

EXISTING LIENS

None.

QuickLinks

  Exhibit 10.108b
  SCHEDULE 3.06 to 364-Day Credit Agreement
  SCHEDULE 3.13 to 364-Day Credit Agreement
  SCHEDULE 6.02 to 364-Day Credit Agreement